Exhibit 99.2

Liberty Energy Inc. Announces Pricing of Secondary Offering of Class A Common Stock by Selling Stockholder

April 29, 2022

DENVER—(BUSINESS WIRE)—Liberty Energy Inc., formerly known as Liberty Oilfield Services Inc. (NYSE: LBRT; “Liberty” or the “Company”), announced today the pricing of the previously announced underwritten public secondary offering (the “Offering”) of an aggregate of 14,500,000 shares of its Class A common stock by Schlumberger Technology Corporation (the “Selling Stockholder”).

The underwriters intend to offer the shares from time to time for sale in one or more transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Offering is expected to close on May 3, 2022, subject to customary closing conditions. Liberty will not sell any shares of Class A common stock in the Offering and will not receive any proceeds therefrom.

BofA Securities and J.P. Morgan are acting as joint bookrunning managers for the Offering.

The Offering is being made only by means of a prospectus supplement and the accompanying base prospectus, which was filed as part of an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on Form S-3. Before investing, prospective investors should read the prospectus supplement, the accompanying base prospectus and the documents incorporated by reference therein for more complete information about the Company and the Offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the prospectus supplement and the accompanying base prospectus related to this Offering may be obtained by contacting BofA Securities, Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-001, or by email at dg.prospectus_requests@bofa.com, or J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Toll-free: 1-866-803-9204.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful without registration or qualification under the securities laws of any such state or jurisdiction.

About Liberty

Liberty is a North American oilfield services firm that offers completion services and technologies to onshore oil and natural gas exploration and production companies. Liberty was founded in 2011. Liberty is headquartered in Denver, Colorado.

Forward-Looking and Cautionary Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein concerning, among other things, Liberty’s expectations concerning the Offering, are forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “outlook,” “project,” “plan,” “position,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “likely,” “should,” “could,” and similar terms and phrases. However, the absence of these words does not mean that the statements are not forward-looking. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to certain risks, uncertainties and assumptions identified above or as disclosed from time to time in Liberty’s filings with the SEC. As a result of these factors, actual results may differ materially from those indicated or implied by such forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in “Item 1A. Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC on February 22, 2022, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 as filed with the SEC on April 25, 2022 and in our other public filings with the SEC. These and other factors could cause our actual results to differ materially from those contained in any forward-looking statements.

Liberty Energy Inc.

Michael Stock

Chief Financial Officer

(303) 515-2851

IR@libertyfrac.com

Source: Liberty Energy Inc.